UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 25, 2015
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2015-C27
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
Starwood Mortgage Funding II LLC
Redwood Commercial Mortgage Corporation
RAIT Funding, LLC

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-12	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Exhibit 4.1 of the registrant’s Form 8-K filed on February 25, 2015, attaching, among other things, the Pooling and Servicing Agreement (as defined below), is hereby restated in its entirety by the final correct version the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

On February 25, 2015, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2015 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3A1, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class EC Certificates, having an aggregate initial principal amount of $673,597,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), Wells Fargo Securities, LLC (“Wells Fargo Securities”) and Drexel Hamilton, LLC (“Drexel”), pursuant to an Underwriting Agreement, dated February 5, 2015, among the Registrant and JPMS, for itself and on behalf of Barclays Capital, Wells Fargo Securities and Drexel.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1
Pooling and Servicing Agreement (Corrected copy, this Pooling and Servicing Agreement, dated as of February 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, replaces, in its entirety, the Pooling and Servicing Agreement filed on February 25, 2015 under Item 9.01, Exhibit 4.1, pursuant to Form 8-K, dated February 25, 2015).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2015	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP (Registrant)

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement (Corrected copy, this Pooling and Servicing Agreement, dated as of February 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, replaces, in its entirety, the Pooling and Servicing Agreement filed on February 25, 2015 under Item 9.01, Exhibit 4.1, pursuant to Form 8-K, dated February 25, 2015).
(E)